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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.   20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)          August  15, 2003
                                                             ----------------


                               TMI HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


        Florida                      000-30011                      65-0309540
        -------                     -----------                    ------------
(State of other jurisdiction   (Commission File Number)            (IRS Employer
     or  incorporation)          Identification  No.)


                5 Lyons Mall, Suite 302, Basking Ridge, NJ 07920
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:               (732) 226-0055
                                                                  --------------


          11924 Forest Hill Blvd., Suite 22-204, Wellington, FL 33414
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS.

     (A)     Previous  Independent  Accountants
             ----------------------------------

     (i) Berkowitz Dick Pollack & Brant Certified Public Accountants and Consultants, LLP ("BDPB"), by letter dated August 15, 2003, was dismissed as the independent accountant for TMI Holdings, Inc. (the "Company") for the reasons specified in the last paragraph of this item. BDPB had been the independent accountant for, and audited the financial statements of, the Company.

     (ii) The reports of BDPB on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the reports expressed that the financial statements were prepared assuming that the Company would continue as a going concern. This qualification was attributable to the circumstance that the Company had suffered recurring losses from operations, had a stockholders' deficit, and limited ongoing business operations.

     (iii) The Company's Board of Directors unanimously approved the dismissal of BDPB.

     (iv) In connection with the audits for the two most recent fiscal years and in connection with BDPB's review of the subsequent interim period preceding dismissal on August 15, 2003, there have been no disagreements between the Company and BDPB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused BDPB to make a reference thereto in its report on the Company's financial statements for those periods. During the two most recent fiscal years and prior to the date hereof, the Company had no reportable events (as defined in Item 304
(a)(1)(v)  of  Regulation  S-B).

     The Company has requested that BDPB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDPB agrees with the above statements. A form of such letter is attached as an exhibit to this Report on Form 8-K.

     (B)     Engagement  of  New  Independent  Auditors
             ------------------------------------------

     The Company engaged HJ & Associates, LLC ("HJ") as its new independent accountants as of August 15, 2003 as the Company's Board of Directors determined that it would be more cost effective using the services of HJ. Prior to such date, the Company did not consult with HJ regarding (i) the application of accounting principles, or (ii) the type of audit opinion that might be rendered by HJ.

ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits.

        (1)  Letter  from  BDPB  to  the  Securities  and  Exchange  Commission



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TMI  HOLDINGS,  INC.



                                             By:  /s/  Martin  Peskin
                                             -------------------
                                             Martin  Peskin,  President  and
                                             Chief  Executive  Officer


DATED:  August  18,  2003









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